EXHIBIT 24

POWERS OF ATTORNEY

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Thomas A. Swank

does hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the fixed contingent annuity contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2012.

/s/ Thomas A. Swank
Thomas A. Swank
Director and President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Richard J. Wirth

does hereby appoint Darin D. Smith, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the fixed contingent annuity contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 2012.

/s/ Richard J. Wirth
Richard J. Wirth
Director, Secretary and Division General Counsel

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Eric J. Martin

does hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the fixed contingent annuity contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 2012.

/s/ Eric J. Martin
Eric J. Martin
Director, Vice President, Chief Financial Officer, Treasurer and Corporate Controller

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

John T. Mallett

does hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the fixed contingent annuity contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2012.

/s/ John T.Mallet
John T. Mallett
Director and Vice President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert R. Frederick

does hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the fixed contingent annuity contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2012.

/s/ Robert R. Frederick
Robert R. Frederick
Director and Senior Vice President